UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020

RACKSPACE TECHNOLOGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39420	81-3369925
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Fanatical Place City of Windcrest San Antonio, Texas	78218
(Address of principal executive offices)	(Zip Code)

(210) 312-4000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Final Results of Tender Offer

On November 16, 2020, Rackspace Technology Global, Inc. (the “Company”), a wholly-owned subsidiary of Rackspace Technology, Inc., commenced a tender offer (the “Tender Offer”) to purchase for cash any and all of its outstanding 8.625% Senior Notes due 2024 (the “Notes”). The Tender Offer expired at the end of the day, 12:00 midnight, New York City time on Monday, December 14, 2020 (the “Expiration Time”).

On December 1, 2020, the Company purchased $259,147,000 aggregate principal amount of Notes that were tendered at or prior to 5:00 p.m., New York City time on Monday, November 30, 2020 (the “Early Tender Time”). On December 15, 2020, the Company was advised by Global Bondholder Services Corporation, as the Depositary for the Tender Offer, that after the Early Tender Time and at or prior to the Expiration Time, no additional Notes were tendered in the Tender Offer.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Redemption

On December 16, 2020, the Company completed its previously announced redemption (the “Redemption”) of all of its Notes that remained outstanding under the indenture, dated as of November 3, 2016, among the Company, the subsidiary guarantors party thereto from time to time and Wells Fargo Bank, National Association, as trustee (as amended or supplemented, the “Indenture”). Pursuant to the Indenture, the $260,085,000 aggregate principal amount of the Notes that remained outstanding were redeemed at a price equal to 104.313% of the principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description
99.1	Press Release dated December 15, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RACKSPACE TECHNOLOGY, INC.

By:	/s/ Amar Maletira
Name: Amar Maletira
Title: President and Chief Financial Officer

Dated: December 16, 2020